Exhibit 99.1 News August 6, 2020 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 ONEOK to Participate in Upcoming Virtual Investor Conferences TULSA, Okla. – Aug. 6, 2020 – ONEOK, Inc. (NYSE: OKE) will participate in the following virtual investor conferences in August 2020: • Aug. 6: Tuohy Brothers Annual Energy Conference. • Aug. 11: Goldman Sachs Power, Utilities, MLPs and Pipelines Conference. • Aug. 12-13: Citi Midstream Energy Infrastructure Conference. ONEOK’s latest investor materials are available at www.oneok.com. --------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Rocky Mountain, Mid-Continent and Permian regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Instagram, Facebook and Twitter. ###